As filed with the Securities and
                     Exchange Commission on August 26, 1999
                               File No. 000-24989


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report
              Pursuant to Section 13 or 15(d) of the Exchange Act

                        Date of Report: August 26, 1999


                         AMERICAS POWER PARTNERS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


               000-24989                                05-0499526
        (Commission File Number)           (I.R.S. Employer Identification No.)



  105 East First Street, Hinsdale, IL                      60521
(Address of Principal Executive Offices)                (Zip Code)


                                 (630) 325-9101
              (Registrant's Telephone Number, Including Area Code)


                              CHUHAK &TECSON, P.C.
                     225 WEST WASHINGTON STREET, SUITE 1300
                             CHICAGO, IL 60606-3418
              ---------------------------------------------------
                     (Name and Address of agent for service)

              ---------------------------------------------------

FORWARD LOOKING STATEMENTS

-------------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY AMERICAS POWER PARTNERS, INC. (HEREINAFTER REFERRED TO AS "APPI" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF APPI AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING
STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.

INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a)     Change in Control

Oak Brook Capital II, Inc. (the "Company") was incorporated under the laws of the State of Colorado on May 15, 1998. It was incorporated as a "blind pool" or "blank check" company for the purpose of seeking to acquire one or more properties or businesses. The Company elected to voluntarily file a registration statement in order to become a reporting company under the Securities Exchange Act of 1934, as amended (the "34 Act").

On August 17 1999, the Company's sole officers and directors executed a Plan of Merger Agreement (the "Plan") with Americas Power Partners, Inc., a Delaware corporation ("APPI") whereby APPI shareholders will agree to receive one (1) share of newly issued common stock of the Company (the "Shares") for every one (1) share of APPI each respective APPI shareholder holds. The transaction with APPI will be a private placement transaction in reliance upon an exemption from registration under the Securities Act of 1933.

The transaction will result in a change in control of the Company because following its exchange of the Shares, APPI shareholders will own approximately 94.039% of the issued and outstanding Common Stock of the Company.

APPI is acquiring control of the Company in anticipation of operating as a
Section 12 fully reporting company, pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

The Plan contemplates a series of transactions which will result in a change of control of the Company. The transactions include (i) completion of the issuance of approximately 7,541,693 restricted shares of the Company's common stock (the "Exchange Shares") to be exchanged for all of the issued and outstanding common stock of APPI; (ii) an exchange of said 7,541,693 Exchange Shares with 754.1693 shares of APPI common stock; and (iii) voluntary surrender of approximately 705,200 shares by the officers and directors of the Company.

In conjunction with completion of the transactions contemplated by the Plan, the current directors and officers of the Company will resign, the out-going directors will appoint successors designated by APPI, and the new directors will appoint new executive officers.

The following table sets forth the name, age and position of each of the persons expected to be designated by APPI to be appointed to the Company's Board of Directors and each of the persons expected to be appointed as an executive officer of the Company following completion of the transactions contemplated by the Plan:


Name and                              Beneficially
Address                               Owned Shares

David Pequet                          9.89%
105 E. First Street
Hinsdale, IL  60621

Mark Margason                         9.89%
105 E. First Street
Hinsdale, IL

Theodore Bogard                       9.67%
1030 Eulalia Road, NE
Atlanta, GA 30319


OFFICERS

The names, titles and address of the persons who, upon the effective date of the Plan, shall constitute the officers of Oak Brook, and who shall hold office, subject to the By-Laws, until the first meeting of directors following the next annual meeting of shareholders, are as follows:

Name               Title                       Address

David Pequet       President                   105 E. First Street, Suite 101
                                               Hinsdale, IL 60521

Mark Margason      Secretary, Vice President   105 E. First Street, Suite 101
                                               Hinsdale, IL 60521

Theodore Bogard    Vice President              1030 Eulalia Road, NE
                                               Atlanta, GA 30319

Larry G. Cox       Vice President of           4300 Bay Area Blvd., Ste. 1731
                   Engineering                 Houston, TX 77058

Biographical Information:

David Pequet, Engineering degree from Michigan State University 1974. Co-founder of MPI Investment Management, Mr. Pequet began his career in the securities industry in 1976. Mr. Pequet started the advisory firm, MPI Investment Management in 1986. MPI manages pension fund moneys across the United States and overseas. Prior to starting MPI, he was a fixed income broker at Prudential Bache Securities. For the past three years he has directed power project development for Americas Power Holdings and its subsidiary companies. Mr. Pequet is also active in investment banking and has consulted for several startup companies. Pequet is a managing partner in MPI Venture Management. Mr. Pequet is Chairman of the Board of Directors for Americas Power Partners.

Mark Margason, B.S.B.A. degree from the University 1977, MBA in finance from the University of Denver 1979. Mr. Margason has a fifteen-year banking and investment banking career in Chicago Illinois with American National Bank and Trust Company of Chicago, Mellon Bank, and Citicorp North America leveraged capital division. Mr. Margason has banking and operational management experience in a broad range of energy industries. Mr. Margason has served on the Board of Directors of an integrated natural gas resources company and directed power plant developments for Americas Power Holdings. Mr. Margason is a managing partner in MPI Venture Management. Mr. Margason is CEO for Americas Power Partners.

Thomas W. Smith, B.S.B.A. degree from Miami University in Oxford, Ohio. Mr. Smith has over eighteen years experience in the development, project management, construction, operation and maintenance of power projects worldwide. He has obtained expert knowledge in equipment technologies for gas turbines, steam turbines, hydro turbines, reciprocating engines and steam systems. His project relations include fuel suppliers, engineering companies, construction firms, equipment manufacturers, O&M organizations, utilities and environmental agencies. Mr. Smith has served as Partner for Alternative Energy Consultants, VP of Project Development for Polsky Energy Corporation, VP of Sales and Marketing for U.S. Turbine Corporation (U.S.T.), National Sales Manager for International Power Technology (I.P.T.) and in various capacities for Westinghouse Electric Corporation. Mr. Smith is President of Americas Power Partners.

Larry G. Cox, P.E., B.S. Degrees from United States Naval Academy 1960, ten years in the nuclear submarine navy, eleven years in the Production Department of Exxon Company, USA and fourteen years with Parsons Corporation as a Principal Project Manager. Retired Captain in U.S. Navy Reserves.
Co-founder, President and four years with International Development Engineering Associates, Inc. an international power development engineering firm. Mr. Cox has 37 year of experience in business and project management. Project management experience includes numerous oil and gas production, transportation and processing projects on the Gulf Coast of Texas, the then record depth Santa Ynex offshore production project in California, the $1.5 billion Arco/Exxon East-Side Prudhoe Bay, the $900 million Endicot offshore Arctic production project and numerous refinery, environmental and international power development projects. Operations and maintenance management experience includes the then-largest 2 billion scf/d gas compression horsepower Exxon Gas System and major US oil field with oil and gas production, gas compression and power generation and distribution. Mr. Cox is Executive Vice President of Engineering for Americas Power Partners.

Theodore Bogard, B.A. degree from Washington State University 1979, Business Management and Marketing. Eight years logistics experience on Alaska pipeline with Alyeska Trans Company and in Sudan Africa with Chevron Overseas Oil Exploration Group. Four years experience as partner in commercial real estate development company in Atlanta Georgia. He has three years experience in power development in South America. Mr. Bogard is Executive Vice President of Project Development for Americas Power Partners.

     (b)Beneficial Ownership

The following table sets forth the beneficial ownership of the ownership of APPI outstanding common stock on August 26, 1999 by (i) each director and executive officer of APPI, (ii) all directors and executive officers of APPI as a group, and (iii) each shareholder who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of
APPI:

                            Shares of APPI
                            Common Stock to be
                            Beneficially Owned              Percent
Name and                    as of the Distribution          of
Address                     Record Date                     Class

David Pequet                869,996                          9.89%
105 E. First Street
Hinsdale, IL  60621

Mark Margason               869,998                          9.89%
105 E. First Street
Hinsdale, IL

Theodore Bogard             848,269                          9.67%
1030 Eulalia Road, NE
Atlanta, GA 30319

Larry G. Cox                825,000                          9.41%
4300 Bay Area Blvd.,
Suite 1731
Houston, TX 77058

All Officers and
Directors as a Group      3,323,263                         37.89%


Management of APPI has advised that they may acquire additional shares of APPI Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The Plan of Merger was duly adopted by the Boards of Directors of the respective corporations on August 17, 1999, and approved by the Board of Directors of OAK BROOK CAPITAL II, INC. on August 17, 1999, and by the shareholders of AMERICAS POWER PARTNERS, INC., on August 17, 1999, in the manner prescribed by the Delaware General Corporation Law. The number of shares voted for the Plan of Share Merger was, with respect to each corporation, sufficient for approval as set forth below.

The number of shares of OAK BROOK CAPITAL II, INC. outstanding at the time of such adoption was 1,228,000, and the number of Shares entitled to vote thereon was:

1,228,000.

The number of shares of AMERICAS POWER PARTNERS, INC. outstanding at the time of such adoption was 754.1693, and the number of shares entitled to vote thereon was:

754.1693.

The designation and number of outstanding shares of each class entitled to vote thereon as a class were:

NONE.

The number of shares voted for such Plan of Merger by OAK BROOK CAPITAL II, INC. was 1,105,200, and the number of shares voted against such Plan of Merger was:

NONE.


The number of shares voted for such Plan of Merger by AMERICAS POWER PARTNERS, INC., was 754.1693, and the number of shares voted against such Plan of Merger was:

NONE.

CONVERSION OF SHARES IN THE MERGER

     The mode of carrying into effect the Merger provided in this Agreement, and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation are as follows:

     1. Oak Brook Common Stock. No Shares of Common Stock, no par value, of Oak Brook issued and outstanding at the effective time of the Merger shall be converted as a result of the Merger, and all of such shares shall remain issued shares of Common Stock of the Surviving Corporation.

     2. APPI Common Stock. At the effective time of the Merger, each share of no par value Common Stock of APPI issued and outstanding shall be converted into and become 10,000 shares of Common Stock of the Surviving Corporation. Each record holder of outstanding Common Stock of APPI shall be issued shares of Common Stock of APPI, upon the ratio set forth above. Upon direction of APPI and receipt by Oak Brook of the stock ledger of APPI, each APPI shareholder shall be entitled to receive one or more stock certificates for the full number of shares of Common Stock of Oak Brook into which the Common Stock of APPI shall have been converted as aforesaid together with any dividends on the Common Stock of APPI as to which the payment date shall have occurred on or prior to the date of the surrender of said shares.

The common share allocation (the "Allocation") of the Surviving Corporation will be as follows:

8,769,694 fully diluted, common shares of Oak Brook will be issued and outstanding.

APPI shareholders will own approximately 94.039% of the 8,769,694 fully diluted, common shares of Oak Brook issued and outstanding.

     3. Surrender of APPI's Stock Ledger. As soon as practicable after the Merger becomes effective, the stock ledger representing Common Stock of APPI issued and outstanding at the time the Merger becomes effective shall be delivered to Oak Brook, such that shares of the Surviving Corporation may be issued, as above provided. Until so delivered for exchange, each shareholder of APPI shall be deemed for all corporate purposes (except for the payment of dividends, which shall be subject to the exchange of stock as above provided) to own the number of shares of Common Stock of the Surviving Corporation which the holder thereof would be entitled to receive upon its surrender to the Surviving Corporation.

     4. Issuance of Shares Subsequent to Merger. As soon as practicable after the Merger becomes effective, the Surviving Corporation shall issue to the shareholders of the Disappearing Corporation, on the basis set forth in
Section 2 above, the necessary shares of Common Stock in the Surviving Corporation.

     5.     Fractional Interests.   No fractional shares of Common Stock of
the Surviving Corporation or certificate or scrip representing the same shall be issued. In lieu thereof each holder of APPI Common Stock having a fractional interest arising upon such conversion will be rounded up into one full additional share of Common Stock of the Surviving Corporation by the Transfer Agent.

     6. Status of Common Stock. All shares of Common Stock of the Surviving Corporation into which shares of Common Stock of APPI are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such shares of Common Stock of APPI.

     7. Independent Appraisal, Right to Dissent and Obtain Payment for Shares; Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the shares of APPI Common Stock which are paid in cash in lieu of conversion into Oak Brook Common Stock, the Board of Directors of APPI shall establish the value of APPI's stock prior to the Merger, and shall afford to such shareholders of APPI all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Delaware General Corporation Law, Section 262, et seq., as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

EFFECT OF THE MERGER

At the effective time of the Merger, APPI shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, immunities, powers and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of Oak Brook, and all the rights, privileges, immunities, powers and franchises of Oak Brook on whatever account, for stock subscriptions as well as for all other things in action or belonging to Oak Brook, shall be vested in APPI; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of APPI as if it was Oak Brook, and the title to any real estate vested by deed or otherwise in Oak Brook shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of said Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the effective time of the Merger.


ITEMS  3 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.     OTHER EVENTS.

Americas Power Partners, Inc.
Executive Summary of Business Plan

     The Company's authorized capital consists of 40,000,000 shares of Common Stock, without a par value. Each common share is entitled to one vote at the meetings of shareholders. All Common Shares are equal to each other with respect to liquidation rights and dividends rights. There are no preemptive rights to purchase any additional Common Shares. The Articles of Incorporation of the Company prohibit cumulative voting on the election of directors.

     Americas Power Partners, Inc. will develop, own and operate power plant systems (steam, electric, compressed air, chilled water and condensate return) for industrial, institutional, and commercial clients. The Company has formed strategic alliances with other companies in the areas of fuel supply, power plant optimization, operations and maintenance and electric power marketing.

     The Company's strategic vision is to purchase mid size "in the fence" power generation facilities from industrial, institutional and commercial users and provide applicable utility requirements under long term contracts. The Company optimizes utility costs for the end users by upgrading generation facilities and providing solution for lower cost utilities. Through our expert management team and strategic partners we provide the end-user: monetization of existing power plant systems, competitive cost of power commodities, utility systems upgraded to "Best in Class", reliable supply of utilities, and transfer of operations and maintenance services.

     The Company responds to these needs by offering our project implementation services. The Company directly benefits by taking a working interest participation in the most viable projects. The interactions and services will develop into strategic partnerships with the most qualified small developers and independent power proponents.

     The Company's corporate headquarters are located at 105 E. First Street, Hinsdale, IL 60521. The Company's transfer agent is American Securities Transfer, Inc., 1825 Lawrence Street, Ste 444 Denver, CO 80020 (303) 298-5370.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8 K, the Registrant's Independent Auditor, Bersch Accounting, sc, is completing the consolidated audit of the historical financial statements of APPI that will provide for financial statement requirements prescribed by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8 K, such financial statements will be provided as soon as practicably possible, but in any event no later than October 24, 1999.


(b)  Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) will be filed no later than October 24, 1999.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



AMERICAS POWER PARTNERS, INC.

By:  /s/ David W. Pequet

________________________________
DAVID W. PEQUET
President and Director

Date: August 24, 1999


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

Signature              Title                               Date


/s/David W. Pequet     President & Director                August 24, 1999


/s/Mark Margason       Secretary, Vice President           August 24, 1999
                       & Director


/s/Theodore Bogard     Vice President & Director           August 24, 1999


/s/ Larry G. Cox       Vice President/Engineering          August 24, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                        CURRENT REPORT FILED PURSUANT TO
                      THE SECURITIES EXCHANGE ACT OF 1934

                          ---------------------------


                         AMERICAS POWER PARTNERS, INC.


                                 EXHIBIT INDEX


     Exhibit No.  Exhibit


x     2.1         Articles of Merger between Oak Brook Capital II, Inc. and
                  Americas Power Partners, Inc., dated August 17, 1999;

x     2.2         Plan of Merger dated August 17, 1999;

#     3(a)        Articles of Incorporation;

#     3(b)        Bylaws;

#     4(a)        Agreements Defining Certain Rights of Shareholders;

#     4(b)        Specimen Stock Certificate;

x     5.1         Opinion of Mark T. Thatcher, P.C. regarding the legality of the securities to be issued hereby;

      7           Not applicable;

      9           Not applicable;

x     10.1        Issuance of Restricted Shares from Authorized Shares;

x     10.2        Opinion to Transfer Agent Authorizing Issuance of
                  Restricted Shares from Authorized Shares;

      11          Not applicable;

      14          Not applicable;

      16          Not applicable;

x     20.1        Board of Director's Resolution's authorizing merger and
                  name change from Oak Brook Capital II, Inc. to
                  Americas Power Partners, Inc.;


      Exhibit No. Exhibit

      21          Not applicable

x     23.1        Consent of Counsel
                  (contained in Exhibit 5.1)

x     24.1        Consent of Dennis W. Bersch, CPA.

      27          Financial Data Schedule

      28          Not applicable

#     99.1        Safe Harbor Compliance Statement
____________________________

x    filed herewith

#    incorporated herein by reference from Registrant's Third
     Amendment to Form 10SB12G, filed July 29, 1999.